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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

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                         DATE OF REPORT: JULY 17, 1997

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                             CHECKFREE CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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        Delaware                      0-26802                    31-1013521
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     (State or other            (Commission File No.)          (IRS Employer
     jurisdiction of                                      Identification Number)
     incorporation or
     organization)

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                          4411 East Jones Bridge Road
                            Norcross, Georgia 30092
                                 (770)441-3387
               (Address, including zip code, and telephone number
                      including area code of Registrant's
                          principal executive offices)

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                                 Not Applicable

          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         During the fiscal quarter ending June 30, 1997, CheckFree Corporation, a Delaware Corporation ("CheckFree"), entered into bill payment processing agreements with three of the 25 largest financial institutions: Barnett Bank of Jacksonville, Florida (April 30, 1997); KeyCorp of Cleveland, Ohio (April 30,
1997); and Wachovia Operational Services Corporation of Winston- Salem, North Carolina (June 30, 1997).

         The Company completed the conversion of Wells Fargo home banking and bill payment customers on July 7, 1997, thereby increasing the total number of subscribers to approximately 1.8 million. Information contained in the Exhibits attached at Item 7 are incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibits.

                  Exhibit No.                       Description

                      99(a) Press release of CheckFree Corporation issued May 14, 1997 regarding Barnett Bank.

                      99(b) Press release of CheckFree Corporation issued June 16, 1997 regarding KeyCorp.

                      99(c) Press release of CheckFree Corporation issued July 14, 1997 regarding Wells-Fargo and Wachovia Operational Services Corporation.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CHECKFREE CORPORATION

                                      By:  /s/ James S. Douglass

                                      James S. Douglass, Chief Financial Officer

Dated:  July 17, 1997